UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report April 23, 2003

                          Commission file number 0-4604

                        CINCINNATI FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                  Ohio                                  31-0746871
  -----------------------------------               -------------------
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                 Identification No.)

   6200 S. Gilmore Road, Fairfield, Ohio                45014-5141
 ----------------------------------------               ----------
 (Address of principal executive offices)               (Zip code)

       Registrant's telephone number, including area code: (513) 870-2000

Item 9. Information Furnished Pursuant to Item 12 of Form 8-K -- Results of Operations and Financial Condition. On April 23, 2003, Cincinnati Financial Corporation announced its financial results for its first quarter ended March 31, 2003. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CINCINNATI FINANCIAL CORPORATION

                                     /S/ Kenneth W. Stecher
                                     -----------------------
                                     Kenneth W. Stecher

                                     Chief Financial Officer, Senior Vice
                                     President, Secretary and Treasurer
                                     (Principal Accounting Officer)
                                     April 23, 2003

(attach release - Exhibit 99.1)